SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Yahoo! Inc.

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Notes:

YAHOO!

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MR ANDREW SAMPLE
1234 AMERICA DRIVE
ANYWHERE, IL 60661

IMPORTANT ANNUAL STOCKHOLDERS' MEETING INFORMATION — YOUR VOTE COUNTS!

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Yahoo! Stockholder Meeting to be Held on June 25, 2009

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.investorvote.com/YHOO

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.investorvote.com/YHOO**.

Step 2: Click the **View** button(s) to access the proxy materials.

Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 12, 2009 to facilitate timely delivery.

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<STOCK#> 011MZG

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials. _ Internet - Go to www.investorvote.com/YHOO. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. _ Telephone - Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. _ Email - Send email to investorvote@computershare.com with “Proxy Materials YAHOO!” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 12, 2009. . Stockholder Meeting Notice YAHOO!’s Annual Meeting of Stockholders will be held on June 25, 2009 at the Santa Clara Marriott, located at 2700 Mission College Boulevard, Santa Clara, California, at 10:00 a.m. Local Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1 and FOR proposals 2, 3 and 4: 1. Election to the Board of Directors of the twelve director nominees listed below to serve until the 2010 annual meeting of stockholders or until their respective successors are elected and qualified. 01 - Carol Bartz, 02 - Frank J. Biondi, Jr., 03 - Roy J. Bostock, 04 - Ronald W. Burkle, 05 - John H. Chapple, 06 - Eric Hippeau, 07 - Carl C. Icahn, 08 - Vyomesh Joshi, 09 - Arthur H. Kern, 10 - Mary Agnes Wilderotter, 11 - Gary L. Wilson, 12 - Jerry Yang 2. Amendments to the Company’s Amended and Restated 1995 Stock Plan. 3. Amendments to the Company’s Amended and Restated 1996 Employee Stock Purchase Plan. 4. Ratification of the appointment of Independent Registered Public Accounting Firm. The Board of Directors recommends that you vote AGAINST the following proposal: 5. Stockholder proposal regarding executive compensation advisory vote, if properly presented at the annual meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 011MZG

*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

YAHOO! INC.

BROKER
LOGO
HERE

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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 27, 2009
Date: June 25, 2009 **Time:** 10:00 AM PDT
Location: Santa Clara Marriott
2700 Mission College Boulevard
Santa Clara, California

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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How To Vote

Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use

Only

Before You Vote

How to Access the Proxy Materials

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed above on or before

Proxy Materials Available to VIEW or RECEIVE:

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

0000025685_2 R2.09.03.17

1. Notice & Proxy Statement 2. Annual Report

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 12, 2009 to facilitate timely delivery.

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

01 Carol Bartz

02 Frank J. Biondi, Jr.

03 Roy J. Bostock

04 Ronald W. Burkle

05 John H. Chapple

06 Eric Hippeau

07 Carl C. Icahn

08 Vyomesh Joshi

09 Arthur H. Kern

10 Mary Agnes Wilderotter

11 Gary L. Wilson

12 Jerry Yang

The Board of Directors recommends you vote FOR the following proposal(s):

2 Amendments to the Company's Amended and Restated 1995 Stock Plan.

3 Amendments to the Company's Amended and Restated 1996 Employee Stock Purchase Plan.

4 Ratification of the appointment of Independent Registered Public Accounting Firm.

The Board of Directors recommends you vote AGAINST the following proposal(s):

5 Stockholder proposal regarding executive compensation advisory vote, if properly presented at the annual meeting.

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THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO

BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Voting Instructions

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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Voting items Continued

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NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof.